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                                                                    EXHIBIT 10.2

                                  AMENDMENT
                                  ---------
                                      OF
                                      --
                             EMPLOYMENT AGREEMENT
                             --------------------

This Amendment Agreement made this 24/th/ day of November, 1998, between Kellwood Company (the "Corporation") and William J. McKenna (the "Executive");

WHEREAS, the Corporation and Executive entered into an Employment Agreement dated December 9, 1992 (the "Agreement"); and

WHEREAS, the Compensation Committee of this company agreed to amend the Agreement to extend its term for one more year until November 30, 1999; and

WHEREAS, the Corporation and Executive desire to amend the Agreement accordingly.

NOW THEREFORE, in consideration of their mutual promises and undertakings, the parties hereby amend the Agreement as follows:

1. By deleting from paragraph 1 the words "November 30, 1998" and inserting in their place "November 30, 1999."

2. By deleting from paragraph 15 the words "November 30, 1998" and inserting in their place "November 30, 1999."

IN WITNESS WHEREOF, the parties have executed this Amendment of Employment Agreement the day and year first above written.

                                               KELLWOOD COMPANY
Secretary

/s/ [SIGNATURE ILLEGIBLE]
--------------------------------               By: /s/ James S. Marcus,
                                                   ----------------------------
                                                    James S. Marcus, Chairman,
                                                    Compensation Committee

                                               EXECUTIVE

/s/ [SIGNATURE ILLEGIBLE]                      /s/ William J. McKenna
--------------------------------               --------------------------------
Witness                                        William J. McKenna